UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 25, 2009

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 North Mary Avenue

Sunnyvale, California 94085

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On August 25, 2009, Blue Coat Systems, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its first quarter ended July 31, 2009. A copy of the Company’s press release announcing its financial results is attached hereto as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

(b) As previously disclosed in the Company’s Current Report on Form 8-K filed May 7, 2009, effective May 4, 2009, Michael J. Gennaro, an employee of FLG Partners, LLC was appointed as the Company’s Interim Chief Financial Officer and Principal Financial and Accounting Officer (“Interim CFO”). As contemplated by his appointment, Mr. Gennaro was intended to serve as Interim CFO on a temporary basis until the Company’s appointment of a new Chief Financial Officer. The Company has appointed Gordon C. Brooks to serve as its Chief Financial Officer commencing immediately after the Company’s filing of its quarterly report on Form 10-Q for its first fiscal quarter ended July 31, 2009. Accordingly, Mr. Gennaro’s position as Interim CFO will terminate at that time.

(c) Effective immediately after the Company’s filing of its quarterly report on Form 10-Q for its first fiscal quarter ended July 31, 2009, Gordon C. Brooks will serve as Senior Vice President and Chief Financial Officer of the Company, and as the Company’s Principal Financial and Accounting Officer. Mr. Brooks, 47, is joining the Company from VMware, Inc., where he has served as Vice President, Corporate Finance since May 2009. Previously, Mr. Brooks served as Chief Financial Officer of Spikesource, Inc. from August 2008 through April 2009. Mr. Brooks was Senior Vice President of Finance and Corporate Controller of BEA Systems, Inc. (“BEA”) from June 2005 until February 2008, and held various finance positions at BEA from January 2000 through June 2005. Prior to joining BEA, Mr. Brooks held various finance positions. He started his career with Ernst & Young LLP.

A copy of the press release announcing the appointment of Mr. Brooks as Senior Vice President and Chief Financial Officer of the Company is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Blue Coat Systems, Inc., dated August 25, 2009, announcing financial results.

99.2	Press Release of Blue Coat Systems, Inc., dated August 25, 2009, announcing appointment of Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: August 25, 2009	By:	/S/ BRIAN M. NESMITH
Brian M. NeSmith
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Blue Coat Systems, Inc., dated August 25, 2009, announcing financial results.

99.2	Press Release of Blue Coat Systems, Inc., dated August 25, 2009, announcing appointment of Chief Financial Officer.